                                                             Exhibit No. EX-99.o

                     DIMENSIONAL EMERGING MARKETS VALUE FUND

                                POWER OF ATTORNEY

     The undersigned officers and Trustees of DIMENSIONAL EMERGING MARKETS VALUE
FUND (the "Trust") hereby appoint DAVID G. BOOTH, DAVID R. MARTIN,  CATHERINE L.
NEWELL,  VALERIE A. BROWN,  and JEFF J. JEON (with full power to any one of them to act) as attorney-in-fact and agent, in all capacities, to execute and to file any of the documents referred to below relating to (i) the Trust's  Registration
Statement on Form N-1A under the  Investment  Company Act of 1940 ("1940  Act"), including any and all amendments thereto, covering the registration of the Trust as an  investment  company  and the  sale of  shares  by the  Trust,  and (ii) a registration  statement on Form N-1A under the 1940 Act,  including  any and all amendments  thereto,  covering the  registration  of any  registered  investment company  for which a series of the  Trust  serves as a master  Trust in a master
Trust-feeder  Trust  structure,  including,  with reference to (i) and (ii), all exhibits and any and all  documents  required to be filed with  respect  thereto with any  regulatory  authority,  including  applications  for  exemptive  order rulings. Each of the undersigned grants to each of said attorneys full authority to do every act necessary to be done in order to  effectuate  the same as fully, to all intents and purposes,  as he/she could do if personally present,  thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The undersigned officers and Trustees hereby execute this Power of Attorney as of this 27th day of October, 2009.

/s/David G. Booth                            /s/Robert C. Merton
David G. Booth, Chairman,                    Robert C. Merton, Trustee
Chief Executive Officer,
President, and Trustee

/s/George M. Constantinides                  /s/Eduardo A. Repetto
George M. Constantinides, Trustee            Eduardo A. Repetto, Trustee

/s/John P. Gould                             /s/Myron S. Scholes
John P. Gould, Trustee                       Myron S. Scholes, Trustee

/s/Roger G. Ibbotson                         /s/Abbie J. Smith
Roger G. Ibbotson, Trustee                   Abbie J. Smith, Trustee

/s/David R. Martin
David R. Martin, Vice President,
Chief Financial Officer, and Treasurer